UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2023

VMWARE LLC†

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3401 Hillview Avenue Palo Alto, CA	94304
(Address of principal executive offices)	(Zip Code)

(650) 427-5000

Registrant’s telephone number, including area code

VMware, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

†

In connection with the completion of the transactions to which this Current Report on Form 8-K relates, the registrant converted into a Delaware limited liability company and changed its name from VMware, Inc. to VMware LLC.

Introductory Note

As previously announced, on May 26, 2022, VMware LLC, a Delaware limited liability company (formerly known as VMware, Inc., the “Company” or “VMware”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Broadcom Inc., a Delaware corporation (“Broadcom”), Verona Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Holdco”), Verona Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco (“Merger Sub 1”), Barcelona Merger Sub 2, Inc., a Delaware corporation and a wholly owned subsidiary of Broadcom (“Merger Sub 2”), and Barcelona Merger Sub 3, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Broadcom (“Merger Sub 3”). Pursuant to the terms and conditions set forth in the Merger Agreement: (i) Merger Sub 1 merged with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation in the First Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Holdco; (ii) following the First Merger, the Surviving Corporation converted from a Delaware corporation into a Delaware limited liability company (the “Conversion”); (iii) following the Conversion, Merger Sub 2 merged with and into Holdco (the “Second Merger”), with Holdco continuing as the surviving company (the “Holdco Surviving Company”) and becoming a wholly owned subsidiary of Broadcom; and (iv) following the Second Merger, the Holdco Surviving Company merged with and into Merger Sub 3 (the “Third Merger,” and together with the First Merger, the Conversion and the Second Merger, the “Transactions”), with Merger Sub 3 continuing as the surviving limited liability company and as a wholly owned subsidiary of Broadcom. As a result of the Transactions, VMware is now an indirect, wholly owned subsidiary of Broadcom.

The foregoing description of the Transactions and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on May 26, 2022 and is incorporated by reference herein.

Item 1.02.     Termination of a Material Definitive Agreement.

In connection with the consummation of the Transactions, on November 22, 2023 the Company repaid all outstanding term loans and other amounts under, and terminated, its Term Loan Credit Agreement, dated as of September 2, 2021, among the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Each share of Class A common stock, par value $0.01 per share, of VMware (each, a “VMware Common Share”) issued and outstanding immediately prior to the effective time of the Transactions (the “Effective Time”), other than VMware Common Shares owned or held in treasury by VMware or owned by Merger Sub 2 or in the treasury of the Surviving Corporation (which were cancelled), any VMware Common Shares owned by any wholly owned subsidiary of VMware, and any VMware Common Shares held by stockholders who properly exercised and perfected appraisal rights under Delaware law, was indirectly converted into the right to receive, at the election of the holder of such VMware Common Share, and subject to proration in accordance with the Merger Agreement as described below, one of the following forms of consideration (the “Merger Consideration”):

•	$142.50 in cash, without interest (the “Cash Consideration”) per VMware Common Share; or

•	0.25200 of a share of common stock, par value $0.001 per share, of Broadcom (each, a “Broadcom Common Share”) per VMware Common Share (the “Stock Consideration”).

The Merger Consideration was subject to proration, such that the total number of VMware Common Shares entitled to receive the Cash Consideration and the total number of VMware Common Shares entitled to receive the Stock Consideration were, in each case, equal to 50% of the aggregate number of VMware Common Shares issued and outstanding immediately prior to the Effective Time. No fractional Broadcom Common Shares were issued. The results of the Merger Consideration elections were reported in a press release issued by Broadcom and VMware on October 30, 2023.

As of the Effective Time, each VMware restricted stock unit award held by a non-employee member of the VMware Board of Directors and each in-the-money VMware stock option vested and was converted into the right to receive, in respect of each underlying share (or in the case of a stock option, each net option share, as calculated pursuant to the Merger Agreement), an amount equal to 50% of the Cash Consideration and a number of Broadcom Common Shares equal to 50% of the Stock Consideration, without interest and less applicable tax withholding. Each outstanding VMware restricted stock unit award not held by a non-employee member of the VMware Board of Directors and each outstanding VMware performance-based restricted stock unit award was converted into a Broadcom restricted stock unit award based on an equity award exchange ratio calculated as the sum of (i) 50% of the Stock Consideration and (ii) 50% of the Cash Consideration divided by the volume weighted average sale price of a Broadcom Common Share over the ten consecutive trading days ending on the second to last trading day immediately preceding the Effective Time. With respect to performance-based restricted stock unit awards, the level of achievement of the applicable performance goals was determined at the Effective Time in the manner described in the Merger Agreement.

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

In connection with the consummation of the Transactions, VMware notified representatives of the New York Stock Exchange (“NYSE”) that the Transactions had been completed and requested that the NYSE delist the VMware Common Shares. As a result, trading of VMware Common Shares, which traded under the ticker symbol “VMW” on the NYSE, was suspended prior to opening of trading on November 22, 2023. The Company requested that the NYSE file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the shares of the VMware Common Shares from the NYSE and deregistration of such shares under Section 12(b) of the Exchange Act. The Company intends to file with the SEC a Form 15 under the Exchange Act requesting the deregistration of the shares of the VMware Common Shares under Section 12(g) of the Exchange Act and suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03.     Material Modification of Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.01.     Change of Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K incorporated herein by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, each of the members of the VMware Board of Directors as of immediately prior to the Effective Time ceased his or her respective service as a director of the Company and all of the incumbent officers of the Company as of immediately prior to the Effective Time, were removed as officers of the Company.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, in connection with the Conversion, VMware filed with the Secretary of State of the State of Delaware a certificate of conversion together with a certificate of formation of limited liability company of the Company (the “Certification of Conversion”). The Certificate of Conversion is filed as Exhibit 3.1 hereto and incorporated by reference into this Item 5.03.

In addition, at the effective time of the Conversion, the Company adopted a limited liability company agreement (the “LLC Agreement”). The LLC Agreement is filed as Exhibit 3.2 hereto and incorporated by reference into this Item 5.03.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 26, 2022, by and among VMware, Inc., Broadcom Inc., Verona Holdco, Inc., Verona Merger Sub, Inc., Barcelona Merger Sub 2, Inc. and Barcelona Merger Sub 3, LLC (incorporated by reference to Exhibit 2.1 to VMware, Inc.’s Current Report on Form 8-K, filed with the SEC on May 26, 2022).

3.1	Certificate of Conversion of Limited Liability Company of VMware, Inc.

3.2	Limited Liability Company Agreement of VMware LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VMWARE LLC

	By:	/s/ Kirsten M. Spears
Name: Kirsten M. Spears Title: Chief Financial Officer

Date: November 22, 2023